UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 Or 15 (d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): July 12, 2005

PRB Gas Transportation, Inc.

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	333-120129 (Commission File Number)	20-0563497 (IRS employer identification no.)
1401 17th Street, Suite 650 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(303) 308-1330

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01   Other Events

On July 12, 2005, PRB Gas Transportation, Inc. issued a press release announcing the signing of a letter of intent subject to a definitive agreement with Enterra Energy Trust to develop coal bed methane in an area of mutual interest. A copy of this release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

 (c) Exhibits

Exhibit No.	Description
99.1	Press Release dated July 12, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2005	PRB Gas Transportation, Inc. (Registrant)
/s/ Pauline I. Schneider
Pauline I. Schneider Vice President Finance (Principal Financial and Accounting Officer)